UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        -------------------------------

                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 26, 2006


                           PARAGON TECHNOLOGIES, INC.
                 (Exact Name of Issuer as Specified in Charter)


           DELAWARE                     1-15729                 22-1643428
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                            Identification Number)


                  600 KUEBLER ROAD, EASTON, PENNSYLVANIA 18040
                    (Address of Principal Executive Offices)


                                 (610) 252-3205
              (Registrant's Telephone Number, Including Area Code)


          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act


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This  Current  Report  on Form 8-K is filed by  Paragon  Technologies,  Inc.,  a
Delaware corporation ("Paragon" or the "Company"), in connection with the matters described herein.


Item 8.01.    Other Events.

                  On January 26,  2006,  the Company  announced  that it has filled three key personnel positions: Drew Green, Information Technology Director, Mike Cirello, Senior Sales Executive, and Robert Voorhees, Applications/Sales Support Engineer. These additions are in concert with the Company's strategy for growth that is anchored on strengthening its core competencies while actively pursing synergistic, strategic acquisitions and alliances. The Company is implementing a strategy for growth that focuses on expanding the products and services that it offers to a wider, more diverse customer base. While the Company routinely engages in discussions over such alternatives or other transactions and from time to time enters into non-disclosure agreements and non-binding letters of intent, presently there are no definitive agreements in place with respect to any such alternatives or other transactions.

                  A copy of the press release announcing the key personnel additions is attached hereto as Exhibit 99.1.



Item 9.01.    Financial Statements and Exhibits

The following exhibits are filed with this Form 8-K:

  (c)  Exhibit No.     Description

        99.1           Press Release of Paragon Technologies, Inc. dated
                       January 26, 2006.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           PARAGON TECHNOLOGIES, INC.



Date:  January 31, 2006                    By: /s/ Joel L. Hoffner
                                                   -------------------------
                                                        Joel L. Hoffner
                                                        President and CEO





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                                Index of Exhibits


(c)  Exhibit No.       Description

      99.1*            Press Release of Paragon Technologies, Inc. dated
                       January 26, 2006.

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* Filed herewith